SCHEDULE 14A INFORMATION
                            (Rule 14a-101)



Proxy Statement Pursuant To Section 14(A) Of The Securities
Exchange Act Of 1934
                         (Amendment No.      )



Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[    ]         Preliminary Proxy Statement
[ X  ]         Definitive Proxy Statement
[    ]         Definitive Additional Materials
[    ]         Soliciting Material Pursuant to Rule 14a-
               11(c) or Rule 14a-12




                    TRINITY INDUSTRIES, INC.
        (Name of Registrant as Specified In Its Charter)

                  J. J. FRENCH, JR., SECRETARY
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X  ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-
          6(i)(1), or 14a-6(j)(2).
[    ]    $500 per each party to the controversy pursuant to
          Exchange Act Rule 14a-6(i)(3).
[    ]    Fee computed on table below per Exchange Act Rules
          14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to
               which transaction applies:

          2)   Aggregate number of securities to which
               transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to
               Exchange Act Rule 0-11:

          4)   Proposed maximum aggregate value of transaction:

[    ]         Check box if any part of the fee is
               offset as provided by Exchange Act Rule
               0-11(a)(2) and identify the filing for
               which the offsetting fee was paid
               previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                    TRINITY INDUSTRIES, INC.
                      2525 Stemmons Freeway
                    Dallas, Texas 75207-2401
                        P. O. Box 568887
                    Dallas, Texas 75356-8887
                        (mailing address)


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                   To Be Held on July 19, 1995


     Notice is hereby given that the Annual Meeting of Stockholders of Trinity Industries, Inc. (the "Company"), a Delaware corporation, will be held at the offices of the Company, 2525 Stemmons Freeway, Dallas, Texas 75207, on Wednesday, July 19, 1995, at 9:30 a.m., Central Daylight Saving Time, for the following purposes:

     (1) to elect eight (8) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified; and

     (2) to transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on May 26, 1995 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof, notwithstanding the transfer of any stock on the books of the Company after such record date. A list of the stockholders will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, for a period of ten (10) days prior to the meeting at the Company's offices, 2525 Stemmons Freeway, Dallas, Texas 75207.

     You are requested to forward your proxy in order that you will be represented at the 1995 Annual Meeting, whether or not you expect to attend in person. Stockholders who attend the Annual Meeting may revoke their proxies and vote in person, if they so desire.

     A Proxy Statement, proxy card and a copy of the Annual
Report on the Company's operations during the fiscal year ended
March 31, 1995, accompany this Notice of Annual Meeting of
Stockholders.


                              By Order of the Board of Directors


                                   J. J. FRENCH, JR.
                                         Secretary
June 8, 1995

                    TRINITY INDUSTRIES, INC.
                      2525 Stemmons Freeway
                    Dallas, Texas 75207-2401
                        P. O. Box 568887
                    Dallas, Texas 75356-8887
                        (mailing address)


                         PROXY STATEMENT
                               For
                 ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held on July 19, 1995


     This Proxy Statement is furnished to the stockholders of Trinity Industries, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 2525 Stemmons Freeway, Dallas, Texas 75207, on Wednesday, July 19, 1995, at 9:30 a.m., Central Daylight Saving Time (the "1995 Annual Meeting"), or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about June 8, 1995.

                      RIGHT TO REVOKE PROXY

     Any stockholder giving the proxy enclosed with this Proxy Statement has the power to revoke such proxy at any time prior to the exercise thereof by filing with the Company a written revocation at or prior to the 1995 Annual Meeting, by executing a proxy bearing a later date or by attending the 1995 Annual Meeting and voting in person the shares of stock that such stockholder is entitled to vote. Unless the persons named in the proxy are prevented from acting by circumstances beyond their control, the proxy will be voted at the 1995 Annual Meeting and at any adjournment thereof in the manner specified therein, or if not specified, the proxy will be voted:

     (1) FOR the election of the eight (8) nominees listed under "Election of Directors" as nominees of the Company for election as directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified; and

     (2) At the discretion of the persons named in the enclosed form of proxy, on any other matter that may properly come before the 1995 Annual Meeting or any adjournment thereof.

    BY WHOM AND THE MANNER IN WHICH PROXY IS BEING SOLICITED

     The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company. The expense of the solicitation of proxies for the 1995 Annual Meeting, including the cost of mailing, will be borne by the Company. To the extent necessary to assure sufficient representation at the 1995 Annual Meeting, officers and regular employees of the Company, at no additional compensation, may request the return of proxies personally, by telephone or telegram. The extent to which this will be necessary depends entirely upon how promptly proxies are received. Stockholders are urged to send in their proxies without delay. The Company will supply brokers, nominees, fiduciaries and other custodians with proxy materials to forward to beneficial owners of shares in connection with the request from the beneficial owners of authority to execute such proxies, and the Company will reimburse such brokers, nominees, fiduciaries and other custodians for their expenses in making such distribution. Management has no knowledge or information that any other person will specially engage any persons to solicit proxies.

               VOTING SECURITIES AND STOCKHOLDERS

     The outstanding voting securities of the Company consist entirely of shares of Common Stock, $1.00 par value per share, each share of which entitles the holder thereof to one vote. The record date for the determination of the stockholders entitled to notice of and to vote at the 1995 Annual Meeting, or any adjournment thereof, has been established by the Board of Directors as of the close of business on May 26, 1995. At that date, there were outstanding and entitled to vote 40,177,918 shares of Common Stock.

     The presence, in person or by proxy, of the holders of record of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the 1995 Annual Meeting, but if a quorum should not be present, the meeting may be adjourned from time to time until a quorum is obtained. All matters to be voted on will be decided by a majority of the shares represented and voting at the meeting. A holder of Common Stock will be entitled to one vote per share on each matter properly brought before the meeting. Cumulative voting is not permitted in the election of directors.

     As of May 26, 1995, no person was known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock of the Company, although Cede and Company, a central clearinghouse and nominee in New York, New York, was the record holder of 36,159,091 shares of the Company's Common Stock as of May 26, 1995.

     The following table shows the number of shares of Common Stock beneficially owned by each director or nominee, by the Company's Chief Executive Officer and the next four most highly compensated executive officers of the Company serving at the close of the Company's most recent fiscal year and by all such directors, nominees and executive officers as a group, based upon information supplied by them:

                             Number of Shares
                            Beneficially Owned       Percent of
              Name                            at April 30, 1995(1)
           Class

     David W. Biegler             1,600                  *
     John Dane III              212,204                  *
     Barry J. Galt                8,250                  *
     Dean P. Guerin              55,500                  *
     Jess T. Hay                  9,474(2)               *
     Edmund M. Hoffman           39,771(3)               *
     K. W. Lewis                 80,242                  *
     Ray J. Pulley               42,000(4)               *
     John T. Sanford             68,963                  *
     Timothy R. Wallace         138,955                  *
     W. Ray Wallace           1,262,429                3.1%
     Directors and Executive
        Officers as a Group   2,104,652                5.2%
     _________
     *  Less than one percent (1%).

(1) Unless otherwise noted, all shares are owned directly and the owner has the right to vote the shares, except for shares that officers and directors have the right to acquire under the Company's stock option plans as of the record date or within sixty (60) days thereafter, which for Messrs. Galt, Guerin, Hay, Hoffman and Pulley are 7,500 shares each and for Messrs. Dane, Lewis, Sanford, Timothy R. Wallace and W. Ray Wallace are 56,280, 41,530, 43,750, 135,000 and
     375,000 shares, respectively.

(2) Includes 384 shares owned of record by Mr. Hay's wife as custodian for their daughter in which Mr. Hay disclaims beneficial ownership.

(3) Includes 1,500 shares held by Mr. Hoffman as trustee of a trust in which Mr. Hoffman disclaims beneficial ownership.

(4)  Includes 24,500 shares held by NationsBank Texas, N.A.,
     Profit Sharing Trust over which Mr. Pulley has sole
     investment power and also includes 1,500 shares owned by Mr.
     Pulley's wife.
_____________

                 ITEM 1 - ELECTION OF DIRECTORS

     At the 1995 Annual Meeting, eight (8) directors are to be elected who shall hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. It is the intention of the persons named in the Company's proxy to vote for the election of each of the eight (8) nominees listed below, unless authority is withheld. All nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to serve as a director, the persons named in the proxy will vote for the election of another person recommended by the Board of Directors.

     The Board of Directors recommends you vote FOR the election of each of the eight (8) nominees to the Board of Directors set forth below.

Nominees



W. Ray Wallace, 72. Director since 1956. Chairman, President and Chief Executive Officer of the Company. He is also a director of Lomas Financial Corporation, a diversified financial services company. He is the father of Timothy R. Wallace, a director, Group Vice President of the Company, and Chairman of the Railcars segment and LPG Containers division.




David W. Biegler, 48. Director since 1992. Member of the Audit Committee. Mr. Biegler is the Chairman, President and Chief Executive Officer and a director of ENSERCH Corporation, an integrated natural gas company engaged principally in natural gas and oil exploration and production, natural gas transmission and distribution, electric power development and other energy related activities. He is also a director of Enserch Exploration, Inc., the Managing General Partner of Enserch Exploration Partners, Ltd., a partnership engaged in oil and gas exploration, and Texas Commerce Bank, National Association, a national bank.




Barry J. Galt, 61. Director since 1988. Member of the Audit Committee. Mr. Galt is the Chairman, President, and Chief Executive Officer and a director of Seagull Energy Corporation, a diversified energy company engaged in oil and gas exploration and development, as well as natural gas transportation, processing, marketing and distribution. He is also a director of Standard Insurance Company, a mutual life insurance company, and Texas Commerce Bank, National Association, a national bank.




Dean P. Guerin, 73. Director since 1965. Chairman of the Audit Committee and Member of the Compensation Committee. Mr. Guerin's principal occupation is investments. Mr. Guerin is a director of Lone Star Technologies, Inc., engaged in oil country tubular goods and banking, and Seagull Energy Corporation, an oil and gas exploration and development company.



Jess T. Hay, 64. Director since 1965. Chairman of the Compensation Committee. Mr. Hay is Chairman of Texas Foundation for Higher Education, a position which he has held since 1987. Prior to his retirement on December 31, 1994, Mr. Hay also was Chairman and Chief Executive Officer of Lomas Financial Corporation, a diversified financial services company engaged principally in mortgage banking and real estate lending, and of Lomas Mortgage USA, a mortgage banking institution. Mr. Hay is also a director of The Dial Corp., which is primarily involved in consumer products, services, transportation, manufacturing and financial services, Exxon Corporation, a diversified energy company engaged principally in the exploration, production and marketing of petroleum products, and Southwestern Bell Corporation, a regional telephone operating company.



Edmund M. Hoffman, 73.  Director since 1957.  Member of the Audit
Committee.  Mr. Hoffman's principal
occupation is investments, primarily in the soft drink bottling and full line vending business. Mr. Hoffman is also a director of Coca-Cola Bottling Group (Southwest) Inc.



Ray J. Pulley, 79.  Director since 1958.  Member of the
Compensation Committee. Mr. Pulley's principal occupation is investments.



Timothy R. Wallace, 41. Director since 1992. Mr. Wallace is a Group Vice President of the Company and the Chairman of the Railcars segment and LPG Containers division of the Company. He is the son of Mr. W. Ray Wallace, a director and the Chairman, President and Chief Executive Officer of the Company.



Board Meetings and Committees

     The directors hold regular quarterly meetings, in addition to the meeting immediately following the Annual Meeting of Stockholders, attend special meetings, as required, and spend such time on the affairs of the Company as their duties require. During the fiscal year ended March 31, 1995, the Board of Directors held five (5) meetings. All directors of the Company attended at least seventy-five percent (75%) of the aggregate of the meetings of the Board of Directors and the committees on which they served for the fiscal year ended March 31, 1995.

     The Board of Directors has an Audit Committee consisting of Messrs. Biegler, Galt, Guerin and Hoffman. The Audit Committee met one (1) time during the fiscal year ended March 31, 1995.
The Audit Committee's functions include: (a) making recommendations to the Board of Directors for the engagement or discharge of the independent auditors, (b) reviewing the plan and results of the audit engagement with the independent auditors,
(c) reviewing the degree of independence of the independent auditors, (d) approving the services performed by the independent auditors, (e) considering the range of audit and other fees and
(f) reviewing the adequacy of the Company's system of internal controls.

     The Board of Directors also has a Compensation Committee consisting of Messrs. Guerin, Hay and Pulley. The Compensation Committee, which met one (1) time during the fiscal year ended March 31, 1995, determines the base salary and incentive compensation arrangements for, and the granting of benefits to, officers of the Company and senior management of its subsidiaries. The Compensation Committee also determines, in connection with the Company's stock option and incentive plans, the persons to whom awards are granted, the type of awards, the number of shares covered by the awards, whether stock appreciation rights are granted, the option vesting schedule and, if other than an incentive stock option for purposes of the Internal Revenue Code, the option exercise price. See "Executive Compensation and Other Matters - Stock Option Plans" below.

     The entire Board of Directors acts as a nominating committee.

Compensation of Directors

     Each director receives $1,250 for each director's meeting attended and reimbursement for reasonable out-of-pocket expenses. In addition, each director who is not a compensated officer or employee of the Company or its subsidiaries receives a fee of $30,000 per year for serving as a director (and the Chairman of the Audit Committee and the Chairman of the Compensation Committee receive an additional $2,000 per year in those capacities) and $1,250 for each Audit Committee or Compensation Committee meeting attended. Each outside director (other than Mr. Biegler) holds an option to purchase 7,500 shares of the Company's Common Stock at an option exercise price of $22.50 per share, the market value of the Company's Common Stock at the time of the grant. These options were granted at the time of the adoption of the Company's 1989 Stock Option Plan to each director who was not at that time an officer or employee of the Company and were approved by the stockholders at the Annual Meeting on July 19, 1989.

     The Company also has a Directors' Retirement Plan that was adopted on December 11, 1986. The plan is an unfunded arrangement through which monthly payments will be paid to members of the Board of Directors who are not employees of the Company upon retirement, disability or death while serving as a director on or after December 11, 1986. The payments will be made to the director and/or his designated beneficiary for a ten-year (10) period. The amount of each monthly payment will be equal to one-twelfth (1/12) of a percentage of the annual retainer paid to such director in the year of his retirement, disability or death while serving as a director. The applicable percentage is dependent upon the number of years of service as a member of the Board of Directors. If the director has less than five (5) years of service, the applicable percentage is zero. If the director has five (5) years of service, the applicable percentage is fifty percent (50%). The applicable percentage increases at the rate of ten percent (10%) for each year of service thereafter and reaches one hundred percent (100%) after ten years of service as a director. However, notwithstanding the number of years of service, a director's applicable percentage will be one hundred percent (100%) in the event of (i) any merger or consolidation in which the Company is not the surviving corporation, (ii) a sale of all or substantially all of the assets of the Company, (iii) a sale of shares of the Company's Common Stock in which another corporation, person or entity acquires fifty percent (50%) or more of the outstanding Common Stock or (iv) the acquisition of fifty percent (50%) or more of the outstanding shares of the Company's Common Stock as a result of any tender or exchange offer.

            EXECUTIVE COMPENSATION AND OTHER MATTERS

Cash Compensation

     The following table sets forth information for the Company's fiscal years ended March 31, 1995, 1994 and 1993, with regard to the compensation for their services to the Company and its subsidiaries in all capacities of the Chief Executive Officer and each of the other four (4) most highly compensated executive officers serving the Company at the close of the Company's most recently completed fiscal year:

                              SUMMARY COMPENSATION TABLE
                                                                             Annual                        Long Term
                                                                          Compensation                      Compen-
                                                                                                            sation           All
         Name and                                     Year                                                 ---------        Other
    Principal Position                                                                       Other           Stock         Compen-
                                                                                             Annual         Option       sation <F4>
                                                                 Salary       Bonus <F1>    Compen-         Awards
                                                                                           sation <F2>     (Shares) <F3>
 W. Ray Wallace - Chairman,                           1995     $1,000,000    $2,000,000     $289,227           _            $25,414
 President & Chief Executive Officer                  1994       $900,000    $1,557,203     $211,367           _            $28,312
                                                      1993       $800,000      $577,344     $183,227        150,000         $25,021

 Timothy R. Wallace - Group Vice                      1995       $295,000      $348,041      $64,304           _            $23,464
 President & Chairman of Railcars                     1994       $275,000      $197,643        _               _            $24,854
 segment and LPG Containers division                  1993       $252,000       $98,960        _            150,000         $22,886

 K. W. Lewis - Senior Vice President                  1995       $260,000      $312,000      $57,200         13,030         $17,559
                                                      1994       $250,000      $300,000        _               _            $17,225
                                                      1993       $225,750      $162,919        _            150,000         $16,877

 John Dane III - Group Vice President                 1995       $265,000      $116,017      $38,102         13,030         $18,425
 & President of Marine Products                       1994       $250,000      $336,325        _               _            $19,273
 segment                                              1993       $225,000      $467,618        _            150,000         $17,944

 John T. Sanford - Group Vice                         1995       $270,000      $105,111      $37,511         14,085         $17,559
 President & Chairman of Construction                 1994       $260,000      $112,580        _               _            $17,253
 Products and Metal Components                        1993       $236,500       $48,153        _            150,000         $16,902
 segments


<F1> Annual incentive bonuses are paid only upon the achievement of a predetermined financial goal set for each executive by the Compensation Committee at the beginning of the fiscal year. All or a portion of the incentive bonus is paid within ninety (90) days after the close of the Company's fiscal year. If the incentive bonus earned exceeds a certain percentage of base salary (ranging from twenty-five percent (25%) in the case of some executives to fifty percent (50%) in the case of other executives), the incentive bonus amount in excess of the applicable percentage is deferred and paid in three (3) equal annual installments in the succeeding years, provided the executive's employment with the Company has not been terminated prior to payment for any reason other than death, disability, retirement or a change of control of the Company. The amounts shown for bonus in the foregoing table include the deferred installments payable to the executive in the succeeding year if still employed by the Company at that time and were, in fiscal 1995, 1994, and 1993, respectively, $1,500,000, $1,107,203 and $177,344 for Mr. W.
     Ray Wallace,  $259,541, $115,143 and $35,960 for Mr. Timothy
     R. Wallace, $182,000, $175,000 and $50,044 for Mr. Lewis,
     $58,008, $168,162 and $233,809 for Mr. Dane, and $24,111,
     $34,580 and $0 for Mr. Sanford.

<F2> An amount equal to fifteen percent (15%) of the salary and incentive bonus of Mr. W. Ray Wallace, and amounts equal to ten percent (10%) of the salaries and incentive bonuses of Messrs. Timothy R. Wallace, Lewis, Dane and Sanford, respectively, are set aside annually pursuant to the long term deferred compensation plans for them.

<F3> Adjusted for the three for two stock split on August 31,
     1993.

<F4> All Other Compensation consists principally of the matching amounts under the Company's Supplemental Retirement Plan and
     Section 401(k) Plan (described below under "Retirement Plans"), automobile allowances, reimbursements for medical insurance premiums and, in the case of Messrs. W. Ray Wallace and Timothy R. Wallace, directors' fees.

_____________

       The Company's 1993 Stock Option and Incentive Plan that was approved by the stockholders at the Annual Meeting held on July 21, 1993 permits the grant of stock options, stock appreciation rights, restricted stock, performance and other stock related awards. The 1993 stock option plan terminated the Company's earlier 1989 stock option plan which in turn had terminated the Company's 1983 stock option plan, except in each case for options granted and outstanding under the prior plans. The 1993 plan provides that stock options that expire, terminate or are surrendered unexercised under the prior plans are available for further award under the 1993 plan. At April 30, 1995, options were granted and outstanding under the 1993 plan on 964,632 shares of the Company's Common Stock, under the 1989 plan on 814,491 shares, and under the 1983 plan on 129,627 shares.

     The Compensation Committee of the Board of Directors determines the officers and key employees to whom options are granted, the type of options, the number of shares covered by such options, the option vesting schedule and, if other than an incentive stock option for purposes of the Internal Revenue Code, the option exercise price. In the case of incentive stock options, the Internal Revenue Code requires that the option exercise price must not be less than the fair market value of the stock at the time that the option is granted and, in the case of any employee owning directly or indirectly more than ten percent (10%) of the total outstanding Common Stock, the option exercise price for an incentive stock option must be at least one hundred ten percent (110%) of the fair market value. Options become exercisable as set forth in the option agreements pursuant to which they are issued, but in no event are incentive stock options exercisable after the expiration of ten (10) years from the date of grant (or, in the case of an employee owning directly or indirectly more than ten percent (10%) of the total outstanding Common Stock, five (5) years from the date of grant). Regardless of any vesting schedule contained in an option agreement, the plan provides for the acceleration of vesting in certain events, including the optionee's death, disability or retirement, the dissolution or liquidation of the Company, certain reorganizations of the Company or the acquisition of fifty percent (50%) or more of the Company's outstanding Common Stock as a result of a tender or exchange offer other than by the Company. All rights to exercise an option terminate immediately if an employee is discharged for cause, and ten (10) days after an employee's resignation, or three (3) months after an employee's disability or retirement or twelve (12) months after an employee's death. All stock appreciation rights and limited stock appreciation rights, if any, terminate immediately upon cessation of employment, regardless of the reason for such cessation.

     Recipients of options may pay the option exercise price in cash or by delivering to the Company shares of the Company's Common Stock already owned by the optionee having a fair market value equal to the option exercise price. When the optionee surrenders stock already owned by him in payment of the exercise price, the optionee will be granted, except in limited instances, a new option on shares equal in number to those surrendered at an option exercise price that is the fair market value of the Company's Common Stock on the date of the new grant and exercisable no earlier than six (6) months after the date of such new grant. An optionee also may elect to satisfy the income tax withholding requirement upon the exercise of a nonincentive stock option either by payment of the amount of such withholding obligation in cash or through the retention by the Company of a number of shares of Common Stock out of the shares being purchased with a fair market value equal to the amount of the withholding obligation, but no new option is awarded for the shares retained to satisfy the employee's income tax withholding requirement.

     The provisions of the 1993 plan may be modified or amended at any time or from time to time by the Board of Directors; provided, however, no option at any time outstanding may be impaired or canceled without the consent of the holder thereof, and no amendment can increase the maximum number of shares subject to the plan, reduce the option exercise price of shares contrary to the provisions of the plan or materially modify the requirements as to eligibility for participation in the plan, without stockholder approval.

     Usually, stock options are granted in March of each year; however, in March of 1993, the Compensation Committee was continuing to review the effectiveness of the customary incentive stock options and considering other possible alternatives. Consequently, the actual awards by the Compensation Committee for fiscal 1993 did not become effective until April 13, 1993, when the Board of Directors approved the Executive Stock Ownership Program discussed below. The stock options so awarded to the five (5) executives named in the Summary Compensation Table above and in the Option Grants in Last Fiscal Year Table below are shown in such tables as being awarded in 1993. The Compensation Committee did not make any other stock option awards in fiscal 1994 or fiscal 1995 other than the grant of reload options, i.e., options granted at current market value for the number of shares surrendered when an optionee surrenders stock already owned in payment of the exercise price of stock options.

     One of the goals of the Executive Stock Ownership Program is to make the key executives to whom options are granted long term stockholders of the Company in order that their long range economic interests will be more directly aligned with the long term economic interests of the Company's stockholders. Further, the awards are designed to retain and develop a strong management team who will be dependent upon value created for the Company's stockholders for an accumulation of significant personal wealth. Hence, the options granted under this Executive Stock Ownership Program become exercisable only in annual installments over a period of eight (8) years (rather than five (5) years as under the prior incentive stock option grants) and must be exercised before ten (10) years from the date of the grant. More importantly, however, the shares acquired pursuant to the exercise of an option granted under the Executive Stock Ownership Program are restricted in respect to their transferability and are not transferable from the date of the exercise until the expiration of five (5) years thereafter, when fifty percent (50%) of the shares become transferable, and until the expiration of ten years thereafter, when the balance of the shares become transferable, except upon death, disability or normal retirement or a change in the control of the Company, or with the consent of the Compensation Committee (which consent will only be granted upon special request in case of hardship, to purchase a home, to pay for a child's education or for any other reason deemed appropriate by the Compensation Committee).

Stock Options Plans

     As previously noted, the Compensation Committee did not grant any stock options to the named executives during the most recently completed fiscal year other than reload options. The following table contains information concerning the grant of reload options with respect to the last fiscal year to each of the named executives.

                                 OPTION GRANTS IN LAST FISCAL YEAR <FN1>
                                                                                  Potential Realizable Value
                                                                                  at Assumed Annual
                                  Individual Grants                               Rates of Stock Price
                                                                                  Appreciation For Option Term
                                   Percent
                                     of
                                    Total
                                   Options
                                   Granted                 Market
                                     to       Exercise      Price
                                   Employ-       or          on
                                   ees in       Base        Date                      At 5%           At 10%
                       Options     Fiscal       Price        of       Expiration     Annual           Annual
       Name            Granted      Year       ($/Sh)       Grant       Date         Growth           Growth

All Stockholders'
Stock Appreciation       N/A           N/A       N/A         N/A         N/A      $829,000,000    $2,042,000,000

W. Ray Wallace           -0-           0.0%       -           -           -             -                -

Timothy R. Wallace       -0-           0.0%       -           -           -             -                -

K. W. Lewis             13,030        17.4%    $38.375     $38.375    04/13/03       $276,000         $679,000

John Dane III           13,030        17.4%    $38.375     $38.375    04/13/03       $276,000         $679,000

John T. Sanford         14,085        18.8%    $35.500     $35.050    04/13/03       $276,000         $679,000



<FN1> All of the stock options shown in the table were granted pursuant to the reload provisions of the Company's Executive Stock Ownership Program.

<FN2> The Company has not granted any stock appreciation rights but most of the Company's stock option agreements provide that the option may be surrendered for cash for the difference between the then market value of the shares and the option exercise price within thirty (30) days after the acquisition of fifty percent (50%) of the Company's Common Stock pursuant to a tender or exchange offer other than one made by the Company.

     The table below sets forth information concerning each exercise of stock options by each of the named executive officers during the most recently completed fiscal year and the number of exercisable and unexercisable stock options held by them and the fiscal year-end value of the exercisable and unexercisable options.

        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
                                                                                Value of
                                                          Number of            Unexercised
                                                         Unexercised           in-the-Money
                             Shares                   Options at Fiscal     Options at Fiscal
                            Acquired      Value            Year-End              Year-End
       Name                    on       Realized
                            Exercise
                                                          Exercisable/         Exercisable/
                                                          Unexercisable        Unexercisable
 W. Ray Wallace                -0-        $-0-             375,000             $6,200,627
                                                           150,000             $1,808,751

 Timothy R. Wallace            -0-        $-0-             135,000             $2,258,750
                                                           135,000             $1,621,247

 K. W. Lewis                  18,750    $219,531            60,280               $738,969
                                                           130,500             $1,537,934

 John Dane III                31,749    $422,641            56,280               $657,843
                                                           135,000             $1,621,246

 John T. Sanford              18,750    $162,624            62,500             $1,044,934
                                                           149,085             $1,647,656

Retirement Plans

  The Company has noncontributory, defined benefit retirement and death benefit plans which are available to all eligible employees who have completed specified periods of employment. The benefits of the plans are funded by periodic contributions to retirement trusts that invest the Company's contributions and earnings thereon in order to pay the benefits to the employees. The plans provide for the payment of monthly retirement benefits determined under a calculation based on credited years of service and/or a participant's compensation. Retirement benefits are paid to participants upon normal retirement at the age of 65 or later, or upon early retirement. The plans also provide for the payment of certain disability and death benefits.

     The Company has also adopted a Supplemental Pension Plan that permits the payment of supplemental benefits to certain employees whose annual benefits under the foregoing retirement plan would exceed those permitted by the Internal Revenue Code of 1986, as amended (the "Code"). The Supplemental Pension Plan provides that if at any time the amount of the annual retirement benefit which would otherwise be payable under the Company's pension plan is or becomes limited by reason of compliance with the Code, such person shall be entitled to receive a supplemental pension benefit equal to the difference between the benefit that such person receives under the Company's pension plan and the benefit that such person would have received if such limitation had not been in effect. The benefits are payable from the general assets of the Company.

     The following table reflects the estimated aggregate annual benefits, computed on the basis of a monthly benefit payable for ten (10) years certain and life thereafter, payable under such plans to a fully vested executive officer of the Company upon retirement at age 65 after 10, 20, 30 and 40 credited years of service at the annual remuneration levels set forth in the table.

                           PENSION PLAN TABLE

                                                           Years of Service
                   Remuneration

                                                10       20       30       40
$100,000 ....................................  $9,760  $19,520  $29,280  $39,040

$150,000 ....................................  14,760   29,520   44,280   59,040

$200,000 ....................................  19,670   39,520   59,280   79,040

$250,000 ....................................  24,760   49,520   74,280   81,954

$300,000 ....................................  29,760   59,520   81,954   81,954

$350,000 ....................................  34,760   69,520   81,954   81,954

$400,000 ....................................  39,760   79,520   81,954   81,954

$450,000 ....................................  44,760   81,000   81,954   81,954

$500,000 ....................................  49,760   81,000   81,954   81,954

$550,000 ....................................  54,760   81,000   81,954   81,954

$600,000 ....................................  59,760   81,000   81,954   81,954



     The compensation covered under those plans is the same as the salary and bonus reported earlier in the Summary Compensation Table, except that compensation for those plans is determined by the amount paid during the calendar year and the amount shown in the Summary Compensation Table has been determined on the basis of amount accrued during the Company's fiscal year. The annual benefits shown are not subject to any deduction for Social Security benefits or other offset amounts. Such annual benefits are those applicable under the Tax Equity and Fiscal Responsibility Act of 1982 ("TEFRA"). The five (5) executive officers named in the Summary Compensation Table above have credited years of service under the plan under which they are covered as follows: Mr. W. Ray Wallace has 49 years; Mr. Timothy
R. Wallace has 20 years; Mr. Lewis has 31 years; Mr. Dane has 8 years; and Mr. Sanford has 11 years. Because his accrued benefit was greater than the maximum under TEFRA, Mr. W. Ray Wallace's annual benefit was $126,933 during the fiscal year ended
March 31, 1995.

     The Company also is obligated to pay supplemental retirement benefits to Mr. W. Ray Wallace, Chairman, President and Chief Executive Officer of the Company, under an agreement with the Company in 1990 which provided that in consideration of his continuing to serve as the Chief Executive Officer of the Company until he attained age seventy (70), subject to his being so elected annually, the Company would supplement, commencing at his actual retirement, his other retirement benefits from the Company so that his aggregate retirement benefits from the Company would equal eighty percent (80%) of the average of his annual cash compensation for the five (5) consecutive years in which he was paid by the Company his highest cash compensation. At March 31, 1995, the estimated annual benefit payable to him upon his retirement under this unfunded supplemental retirement program was $917,000.

     The Company maintains a Section 401(k) plan that permits employees to elect to set aside up to ten percent (10%) of their compensation (subject to the maximum limit on the amount of compensation permitted by the Code to be deferred for this purpose) in a trust to pay future retirement benefits. The Company matches fifty percent (50%) of the lesser of (i) the amount that the employee elects to set aside for this purpose or
(ii) six percent (6%) of the employee's compensation. The Company also maintains a similar plan for its "highly compensated employees", as defined in the Code. The highly compensated employees are not limited as to the percentage of their compensation which may be contributed to the plan; however, the Company only matches the lesser of (i) the amount that the employee elects to set aside for this purpose or (ii) six percent (6%) of the employee's compensation (but the Company never contributes more than it would have contributed if the "highly compensated employees" had participated in the Section 401(k)
plan). Participation in the Section 401(k) plan by all such "highly compensated employees" would have an adverse effect on the Section 401(k) plan. Contributions under the latter plan are also made to a trust, but unlike the contributions by the Company to the trust created pursuant to the Section 401(k) plan (which are deductible by the Company when paid to the trust), the contributions of the Company to the trust for the "highly compensated employees" are not deductible by the Company for federal income tax purposes until such amounts are paid out by the trust. Further, the assets of the trust created under the plan for the "highly compensated employees" are considered part of the general assets of the Company that can be attached by its creditors.

Change of Control Agreements

     On June 8, 1989, the Board of Directors authorized agreements with each of the executive officers named in the Summary Compensation Table above and others to provide certain severance benefits to them in the event of a termination of employment following a change of control (as defined in the agreements) of the Company. Each agreement provides that if the Company terminates the executive's employment other than as a result of the executive's death, disability or retirement, or for cause (as defined in the agreements), or if the executive terminates his employment for good reason (as defined in the agreements), then the Company will pay to such executive a lump sum equal to three (3) times the amount of the executive's base salary and bonus paid by the Company and its subsidiaries to the executive during the twelve (12) months prior to termination or, if higher, the twelve (12) months prior to the change of control of the Company.

     The severance benefits provided by the agreements also include certain fringe benefits to which each executive would have been entitled if the executive had continued in the employment of the Company for thirty-six (36) months after the executive's termination, and a supplemental benefit based on the Company's retirement plan, which benefit is payable in a series of cash payments.

     The agreements further provide that if any payment to which the executive is entitled would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, then the Company will pay to the executive an additional amount so that the net amount retained by the executive is equal to the amount that otherwise would be payable to the executive if no such excise tax had been imposed.

Report of the Compensation Committee on Executive Compensation

     The following report is submitted by the Compensation
Committee for inclusion in this Proxy Statement pursuant to the rules of the Securities and Exchange Commission:

     The Company's executive compensation program is administered by the Compensation Committee appointed by the Board of Directors and is composed of independent outside directors. The Compensation Committee is responsible for setting and overseeing the administration of policy that governs the compensation of the Company's executives. It establishes the base salary, the incentive compensation, the deferred compensation and the stock options of each officer of the Company.

     It is the Compensation Committee's policy to provide a competitive and comprehensive compensation program to attract, motivate, reward and retain the key executives needed to enhance the profitability of the Company and to create value for its stockholders. The Compensation Committee believes that the Company's executive compensation should consist of competitive base salaries and incentive compensation plans that reward both short and long term performance. The key components of the Company's executive compensation program in the last fiscal year were a base salary, incentive compensation and in some cases, deferred compensation. The Compensation Committee periodically reviews each component of the Company's executive compensation program to ensure that pay levels and incentive opportunities are competitive, directly linked to performance and aligned with the interest of stockholders.

Base Salary

     The Compensation Committee each year reviews each executive's performance and establishes each executive's base salary based upon past and expected future performance, and the executive's responsibilities within the Company. The Compensation Committee also considers a survey of salaries of senior executives of other companies provided by an independent outside consultant. Base salaries are determined each year for each executive of the Company and are made effective on April 1, the commencement of the Company's fiscal year. Base salaries for the Chief Executive Officer and each of the other four most highly compensated officers for the fiscal years ending March 31, 1995, 1994 and 1993 are shown in the Summary Compensation Table.

Incentive Compensation

     The Company's annual incentive bonuses of its executive officers are tied to the Company's success in achieving significant performance goals. An incentive bonus is determined for each executive upon the basis of the achievement of certain financial goals set each year by the Compensation Committee at the beginning of the year. The Company's corporate executives' performance targets are directly related to the Company's consolidated income before federal income tax; and targets of division executives responsible for the operation of a division or segment of the Company are directly related to the operating profits achieved by that division or segment. The performance goals are predetermined by the Compensation Committee on the basis of the Company's past performance and anticipated future performance. In the case of both corporate and division executives, the total amount of incentive compensation that may be earned in any year is limited to a predetermined maximum percentage of base salary. If the amount of the incentive bonus for the year would exceed a certain percentage of the base salary, only a portion of the incentive compensation amount (ranging from twenty-five percent to fifty percent) is paid currently and the balance is deferred and paid in equal installments within ninety (90) days after the close of each of the three (3) succeeding fiscal years. Any unpaid deferred portion will be forfeited if the executive leaves the employment of the Company for any reason other than death, disability or retirement of the executive or a change in control of the Company.

Stock Options and Deferred Compensation

     The long term incentive element of the Company's management compensation program is generally in the form of stock option grants. The Committee intends to create an opportunity for officers and other key employees of the Company to acquire a proprietary interest in the Company that aligns the executive's interest with the interest of the Company's stockholders.

     In April, 1993, the Compensation Committee made awards under the Executive Stock Ownership Program of nonqualified stock options on a larger number of shares than typically had been granted in previous years and provided for a ratable exercise over an eight year period (instead of the usual five years) and also provided that the shares acquired upon exercise would be subject to restrictions on transferability for periods after exercise of five years (when restrictions would lapse on fifty percent of the shares) and ten years (when restrictions would lapse on the other fifty percent of the shares), except in the case of the death, disability or retirement or a change in control of the Company or with the consent of the Compensation Committee. Consequently, the Compensation Committee did not award any stock options to executives in the fiscal year ended March 31, 1995, other than reload options.

     Commencing April 1, 1994, the Company established a deferred compensation plan for certain key officers of the Company other than Mr. W. Ray Wallace, Chairman, President and Chief Executive Officer. Under the deferred compensation plan, ten percent (10%) of the participant's annual base salary and incentive compensation is accrued on the books of the Company, together with interest at the prime rate of a specified national bank, to be paid, as determined by the Board of Directors of the Company after consultation with the participant in annual installments over five years or other periods as determined by the Board of Directors. Payment of the deferred compensation commences one year and one day after the participant's termination of employment with the Company. If the participant dies, the installments are paid to his or her designated beneficiary. The installment payments terminate if the participant, without the prior written consent of the Company, directly or indirectly, becomes or serves as an officer, employee, owner or partner of any business which competes in a material manner with the Company.

Chief Executive Officer Compensation

     The base salary, incentive compensation and stock option grants to Mr. W. Ray Wallace, the Company's Chief Executive
Officer, are set within the philosophy and policies enunciated above for all other executives of the Company.

     His base salary in Fiscal 1995 was fixed by the Committee after reviewing the performance of the Company in Fiscal 1994, after considering the positioning of the Company for future years, and after assessing Mr. Wallace's past and ongoing personal performance in the position of Chief Executive Officer. The Compensation Committee did not follow any set formula in making such determination, but considered, among other things, the report of a nationally recognized consulting firm employed to survey the compensation of chief executive officers of other companies, with particular emphasis on companies with sales volumes comparable to that of the Company.

     Mr. Wallace's incentive compensation in Fiscal 1995 was derived from a formula directly related to the Company's pretax income which in Fiscal 1995 totaled $147 million, up from $114 million in Fiscal 1994. His incentive compensation for the year is payable twenty-five (25%) percent currently and seventy-five (75%) percent in three (3) equal annual installments commencing in April, 1996.

     Mr. Wallace also has a long term deferred compensation plan with respect to which the Company sets aside annually an amount equal to fifteen percent (15%) of Mr. Wallace's combined salary and bonus in each fiscal year.

     Pursuant to an agreement between the Company and Mr. Wallace dated July 18, 1990, the Company is obligated to supplement his pension plan and other retirement benefits from the Company so that the aggregate amount of all his retirement benefits from the Company will equal eighty percent (80%) of his average annual compensation for the five consecutive years in which he was most highly compensated by the Company.

Jess T. Hay, Chairman                      Dean P. Guerin, Member
Compensation Committee                      Ray J. Pulley, Member



Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries. Mr. W. Ray Wallace serves on the Board of Directors and Audit Committee of Lomas Financial Corporation, of which Mr. Hay, a director and member of the Compensation Committee of the Company, was prior to January 1, 1995, the Chairman and Chief Executive Officer. Also, Mr. Wallace was, until April 1995, a director of ENSERCH Corporation and a member of its Audit Committee and the Chairman of its Compensation Committee, of which Mr. Biegler, a director of the Company, is the Chairman, President and Chief Executive Officer. The members of the Board of Directors of each of the respective corporations have been fully informed of those relationships.

Performance Graph

     The following graph shows a comparison of the five (5) year cumulative return (assuming reinvestment of any dividends) for the Company, the New York Stock Exchange Index and the Dow Jones Transportation Equipment Index. The sources for the information contained in this table in respect to the return for the Company and for the Dow Jones Transportation Index are STAR Services, Inc. and, in respect to the New York Stock Exchange Index, is Media General Financial Services.

     [Appearing at this point is a performance graph comparing the five (5) year cumulative return (assuming reinvestment of any dividends) for the Company, the New York Stock Exchange Index and the Dow Jones Transportation Equipment Index, with the following plot points expressed in millions of dollars:

                   1990     1991     1992     1993     1994     1995

Trinity             100       96      116      184      233      234

DJ Transport.       100      100      126      151      175      156

NYSE Index          100      113      125      143      149      165]


              COMPLIANCE WITH SECTION 16(a) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). These reports are also filed with the New York Stock Exchange and a copy of each report is furnished to the Company.

     Additionally, SEC regulations require that the Company identify any individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. To the Company's knowledge, based solely on review of reports furnished to it and written representations that no other reports were required during and with respect to the fiscal year ended March 31, 1995, all Section 16(a) filing requirements applicable to its executive officers, directors and more than 10% beneficial owners were complied with, except that Mr. Timothy R. Wallace and Mr. John Dane, III inadvertently failed to report shares held by the Trustee of the Company's 401(k) plan that they are deemed to beneficially own as participants in that plan. Mr. Timothy R. Wallace should have reported ownership of an additional 899 shares when he initially filed his Form 3 in March 1992 and the acquisition of an additional 23 shares and 16 shares for the Company's fiscal year ended March 31, 1993 and 1994, respectively. Similarly, Mr. Dane should have reported an additional 516 shares when he initially filed his Form 3 in February 1993, and the disposition of 368 shares and acquisition of 9 shares for the fiscal year ended March 31, 1993 and 1994, respectively. The information not previously reported is included in the Forms 5 filed by Mr. Timothy R. Wallace and Mr. Dane, respectively, as of March 1995.

             RELATIONSHIP WITH INDEPENDENT AUDITORS

     Ernst & Young, independent auditors, or a predecessor of that firm, have been the auditors of the accounts of the Company each year since 1958, including the fiscal year ended March 31, 1995. It is anticipated that representatives of Ernst & Young will be present at the 1995 Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions raised at the 1995 Annual Meeting or submitted to them in writing before the 1995 Annual Meeting.

     Ernst & Young has informed the Company that it does not have any direct financial interest in the Company and that it has not had any direct connection with the Company in the capacity of promoter, underwriter, director, officer or employee.

     As is customary, auditors for the current fiscal year will be appointed by the Board of Directors at their meeting immediately following the 1995 Annual Meeting upon recommendation of the Audit Committee.


                      STOCKHOLDER PROPOSALS

     Stockholders' proposals to be presented at the 1996 Annual Meeting of Stockholders, for inclusion in the Company's Proxy Statement and form of proxy relating to the meeting, must be received by the Company at its offices in Dallas, Texas, addressed to the Secretary of the Company, not later than February 13, 1996.


                          OTHER MATTERS

     Management of the Company is not aware of other matters to be presented for action at the 1995 Annual Meeting; however, if any such other matters are presented for action, it is the intention of the persons named in the accompanying form of proxy to vote in accordance with their judgment on such matters.

     It is important that proxies be returned promptly to avoid unnecessary expense. Therefore, stockholders are urged, regardless of the number of shares owned, to date, sign and return the enclosed proxy in the enclosed business reply envelope.


                             By Order of the Board of Directors


                                  J. J. FRENCH, JR.
                                       Secretary
June 8, 1995




     Upon written request from any stockholder of record at May 26, 1995 (or any beneficial owner representing that he is or was entitled to vote at the 1994 Annual Meeting), the Company will furnish to such stockholder, without charge, its Annual Report on Form 10-K for the fiscal year ended March 31, 1995, as filed with the Securities and Exchange Commission, including financial statements. The Company may impose a reasonable fee for its expenses in connection with providing exhibits referred to in such Form 10-K, if the full text of such exhibits is specifically requested. Requests should be directed to: Mr. F. Dean Phelps, Jr., Vice President, Trinity Industries, Inc., P. O. Box 568887, Dallas, Texas 75356-8887.


                   [FRONT SIDE OF PROXY CARD]

                    TRINITY INDUSTRIES, INC.
        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
         ANNUAL MEETING OF STOCKHOLDERS - July 19, 1995



     The undersigned hereby appoints J. J. French, Jr., W. Ray Wallace and Dean P. Guerin and each of them with full power of substitution, attorneys, agents and proxies of the undersigned to vote as directed below the shares of stock which the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders of Trinity Industries, Inc. to be held at its offices, 2525 Stemmons Freeway, Dallas, Texas 75207, on Wednesday, July 19, 1995 at 9:30 a.m. Central Daylight Saving Time, and at any adjournment or adjournments thereof. If more than one of the above attorneys shall be present in person or by substitution at such meeting or at any adjournment thereof, the majority of said attorneys so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such shares of stock and hereby ratifies and confirms all that said attorneys, their substitutes, or any of them, may lawfully do by virtue hereof.

     (1)  Election of eight (8) Directors:  David W. Biegler,
Barry J. Galt, Dean P. Guerin, Jess T. Hay, Edmund M. Hoffman,
Ray J. Pulley, Timothy R. Wallace and W. Ray Wallace.

   ___
  /___/        FOR all nominees listed above (except as marked to
the contrary)

   ___
  /___/        WITHHOLD AUTHORITY to vote for all nominees listed
above


     INSTRUCTION: To withhold authority to vote for one or more, but not all, of the above-named nominees, check the box before "FOR" and indicate your desire to withhold such authority by drawing a line through the name(s) of such nominee(s).

     (2) In their discretion on such other matters as may properly come before the meeting.


                  (Please sign on reverse side)

                    [BACK SIDE OF PROXY CARD]

                   (Continued from other side)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NAMED
NOMINEES FOR DIRECTOR.

                              Date Signed:



                              Signature(s):










                              Please sign exactly as your name
                              appears on the proxy.  If your
                              stock is jointly owned, both
                              parties must sign.  Fiduciaries and
                              representatives should so indicate
                              when signing, and when more than
                              one is named, a majority should
                              sign.  If signed by a corporation,
                              its seal should be affixed.


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED
ENVELOPE.  NO POSTAGE IS REQUIRED.